Identification of a T Cell Immunomodulatory Domain in Histidyl-tRNA Synthetase Elisabeth Mertsching, Jeanette Ampudia, Ryan Adams, Sanna Rosengren, Leslie Nangle, John Mendlein, Andrea Cubitt, Fred Ramsdell, Kathy Ogilvie, David King aTyr Pharma, San Diego, CA, USA Histidyl-tRNA synthetase (HARS) is the autoantigen target of Jo-1 antibodies, which occur in the major form of anti-synthetase syndrome. These patients are characterized by an autoimmune myositis and interstitial lung disease. Circulating extracellular HARS is detected in healthy individuals, but is reduced or undetectable in Jo-1-positive individuals. Administration of ATYR1940, a recombinant form of HARS, ameliorates lung fibrosis and reduces T cell cytokine production in the bleomycin-induced lung injury model. Similar effects were observed with the N-terminal domain of HARS (the iMod domain) conjugated to IgG Fc, suggesting that this domain confers the immunomodulatory activity of HARS. To confirm primary immune effects of ATYR1940 and ATYR1923 (iMod.Fc), human T cells were isolated from PBMC from healthy individuals and stimulated with anti-CD3/anti-CD28. Proteins containing the HARS iMod domain reduced in vitro activation of human CD4+ and CD8+ T cells, as evidenced by reduced secretion of IL-2, IFNg, TNFa, IL-17, IL-13, and granzyme B, as well as decreased upregulation of activation markers such as CD69 and CD40L. ATYR1940 and ATYR1923 also inhibited cytokine release after ex vivo stimulation of human memory T cells in a NSG mouse xenogeneic GVHD model. T cell inhibition by ATYR1940 was dependent on its iMod domain, as demonstrated using an iMod-specific blocking monoclonal antibody. The ATYR1940-induced T cell gene signature reflected a general inhibitory effect on activation as well as on cell cycle protein expression. These results suggest that circulating levels of HARS may act to control the threshold stimulatory signal required to activate T cells. We propose circulating HARS as a soluble immune set-point modulator. Abstract A number of non-canonical functions of proteins generated from tRNA synthetase genes have been reported, demonstrating diverse roles for these proteins outside of protein synthesis (Wakasugi & Schimmel, 1999; Park et al., 2008; Arif et al., 2017). Proteins derived from the histidyl-tRNA synthetase (HARS) gene are found extracellularly and are detected in the serum of all healthy donors. Patients with anti-synthetase syndrome that are positive for anti-HARS (Jo-1) antibodies are often characterized by inflammatory infiltrates in skeletal muscle and lung. In these individuals, circulating HARS is reduced or undetectable (unpublished results). Hypothesis: Extracellular HARS may exert immunomodulatory functions Introduction Cell Culture: Peripheral blood mononuclear cells (PBMC) were isolated from the blood of healthy donors and T cells, CD4+ T cells and CD8+ T cells were purified by negative selection using magnetic beads. T cells were incubated in medium alone (unstimulated) or were stimulated with plate-bound anti-CD3 antibodies at 1.25 – 5 mg/mL and with soluble anti-CD28 antibodies at 1 mg/mL in the presence of ATYR1940, iMod-Fc, iMod or vehicle. After 24 hours of stimulation, cytokine and granzyme B release was measured in the supernatant by ELISA, Luminex Milliplex and/or MSD immunoassays and cells were analyzed for expression of surface activation markers by flow cytometry. Graft-versus-Host Disease (GvHD) model: Human PBMC were injected into NSG (NOD scid gamma) mice and spleens collected 11 days later. Splenocytes were analyzed by flow cytometry to confirm effector/memory phenotype, and cultured with anti-human CD3 antibodies at 2.5 mg/mL and anti-human CD28 antibodies at 1 mg/mL in the presence of vehicle or ATYR1940. Cytokine release was measured using Luminex Milliplex immunoassays. Gene profiling: Gene profiling was performed on unstimulated T cells and on T cells stimulated with 2.5 mg/mL of anti-CD3 antibodies and 1 mg/mL of anti-CD28 antibodies in presence of ATYR1940, ATYR1923 or vehicle for 24 hours. RNA sequencing was done by GENEWIZ. Gene expression was also measured using QuantiGene Plex assays (Thermo Fisher Scientific). Statistics: One-way ANOVA (Dunnett’s post-hoc test) was used to compare each condition to the stimulated vehicle control. ****p < 0.0001; ***p <0.001; **p < 0.01; *p <0.05. Material and Methods Anticodon-Binding Domain iMod Domain Aminoacylation Domain Histidyl-tRNA Synthetase HARS (1-509) Anticodon-Binding Domain iMod Domain Aminoacylation Domain ATYR1940 HARS (2-506) ATYR1923 iMod (2-60)-Fc iMod (2-60) Human IgG1 Fc iMod Domain The N-terminal domain of HARS, the iMod domain, consisting of the first 59 amino acids, is sometimes referred to as the WHEP domain, a specialized version of the helix-turn-helix motif, that is responsible for forming complexes with other proteins (Rho et al., 1999). Figure 1. Generation of HARS-Derived Proteins Figure 3. ATYR1940 Inhibits Upregulation of T Cell Activation Markers Results shown with ATYR1940 at 0.3 nM n = 9 donors n = 3 donors Figure 4. ATYR1940 Decreases Cytokine Release from Stimulated T Cells A). Representative example from one donor. B). Mean values ± SEM of 4 healthy donors using ATYR1940 at 0.3 nM. A) B) Figure 5. ATYR1940 Regulates Activation of CD4+ and CD8+ T Cells Figure 6. Memory T cells Respond to ATYR1940 Treatment CD45RA CCR7 n = 3 experiments. ATYR1940 in nM. Ex vivo stimulation of splenocytes (24 h) Figure 7. RNA Signature Confirms ATYR1940’s Activity in T Cells Figure 8. The iMod Domain Has Immunomodulatory Functions Conclusions A non-canonical function of HARS was discovered based on studies with ATYR1940, a recombinant form of the protein. ATYR1940 reduced human T cell activation as indicated by: Lower surface expression of activation markers Decreased release of Th1, Th2, and Th17 cytokines. Effects by ATYR1940 were observed on naïve and effector/memory T cells as well as on CD4+ and CD8+ subsets. Gene profiling studies confirmed that ATYR1940 reduced T cell activation and sustained expression of genes that maintain T cells in a resting state. The iMod domain of ATYR1940 was responsible for mediating the immunomodulatory function of ATYR1940: A blocking antibody abrogated the activity of ATYR1940. iMod and ATYR1923 also reduced T cell activation and cytokine release from stimulated T cells. ATYR1940 and ATYR1923 induced a similar RNA signature in stimulated T cells. These results suggest that HARS may function as a circulating immune set-point modulator through action by its iMod domain. Downregulated Upregulated RNA Sequencing Out of the 10 most highly weighted transcription factor targets, 9 are E2F targets. Expression values for 2 donors and 2 concentrations of ATYR1940 (1, 4 and/or 12 nM) were used to calculate the fold change vs vehicle and the false discovery rate (FDR) is indicated by the asterisks. Where indicated, an anti-iMod mAb (IM) or its isotype control (Ig) were added before stimulation. n = 2 donors Results show the mean and SEM of 3 donors. Gene expression was measured using Quantigene Plex assays. Results are graphed as the Log2 of the fold change (FC) and SEM compared to the vehicle control for 5 (ATYR1923) and 6 (ATYR1940) healthy donors. CD8+ T cells CD4+ T cells Unstimulated Stimulated / Vehicle Stimulated / ATYR1940 Results shown with ATYR1940 at 0.1 nM CD4+ T cells Quantigene Plex: ATYR1923 and ATYR1940 Show Similar RNA Signature in Stimulated Human T Cells References Arif A, Terenzi F, Potdar AA, Jia J, Sacks J, China A, Halawani D, Vasu K, Li X, Brown JM, Chen J, Kozma SC, Thomas G & Fox PL (2017) EPRS is a critical mTORC1-S6K1 effector that influences adiposity in mice. Nature 542, 357-361. Park SG, Schimmel P & Kim S (2008) Aminoacyl tRNA synthetases and their connections to disease. Proc Natl. Acad. Sci. 105, 11043-11048. Rho SB, Kim MJ, Lee JS, Seol W, Motegi H, Kim S & Shiba K (1999) Genetic dissection of protein–protein interactions in multi-tRNA synthetase complex. Proc Natl. Acad. Sci. 96, 4488-4493. Wakasugi K & Schimmel P (1999) Two distinct cytokines released from a human aminoacyl-tRNA synthetase. Science 284, 147-151. Figure 2. ATYR1940 Inhibits IL-2 and Granzyme B Release CD4+ T cells CD8+ T cells GvHD Model: Spleen day 11 Anti-CD3/CD28 - - - + + + + Antibody - Ig IM Ig IM Ig IM ATYR1940 - - - - - 3 3 ATYR1940 ATYR1940 CD4+ T cells and CD8+ T cells were purified and separately stimulated for 24 hours. (nM) Vehicle 0.01 0.03 0.1 0.3 1 3 10 0 50 100 IL-2 Granzyme B ATYR1940 at 0.3 nM % Vehicle (Mean ± SEM) 0 50 100 Vehicle 0.3 1 3 % Vehicle (Mean ± SEM) IL-2 IL-2 (pg/mL) 0 2000 6000 4000 Vehicle ATYR1940 IL-2 pg/mL 0 1000 2000 1500 Vehicle 0.3 1 3 500 IFNg 0 400 800 600 200 1000 Vehicle 0.3 1 3 TNFa Vehicle 0.3 1 3 0 1000 2000 1500 500 ATYR1940 (nM) IL-10 0 100 200 150 50 250 pg/mL Vehicle 0.3 1 3 ATYR1940 (nM) IL-13 0 100 50 150 Vehicle 0.3 1 3 ATYR1940 (nM) IL-17A 0 40 80 60 20 100 Vehicle 0.3 1 3 IL-10 IL-13 TNFa GzmB IL-17A IFNg IL-9 % Vehicle (Mean ± SEM) 0 100 50 Vehicle n = 3 donors Stimulated Resting % Vehicle (IL-2) 0 100 150 50 Vehicle 0.3 1 3 Vehicle ATYR1940 3 CD4+ T cells ATYR1940 (nM) n = 2 donors CD8+ T cells % Vehicle (IL-2) 0 100 150 50 Vehicle 0.3 1 3 Vehicle ATYR1940 3 ATYR1940 (nM) IL-2 50 150 100 0 Vehicle 1 Unstim 4 12 % Vehicle (Mean ± SEM) % Vehicle (Mean ± SEM) IFNg TNFa IL-10 IL-5 IL-13 IL-21 CCL20 50 150 100 0 50 150 100 0 50 150 100 0 50 150 100 0 50 150 100 0 50 150 100 0 50 150 100 0 Vehicle 1 Unstim 4 12 Vehicle 1 Unstim 4 12 Vehicle 1 Unstim 4 12 Vehicle 1 Unstim 4 12 Vehicle 1 Unstim 4 12 Vehicle 1 Unstim 4 12 Vehicle 1 Unstim 4 12 Stimulated ATYR1940 ATYR1940 ATYR1940 ATYR1940 Stimulated Stimulated Stimulated Stimulated / ATYR1940 Stimulated / Vehicle Unstimulated / ATYR1940 Unstimulated / Vehicle CDC25A Fold Change vs Vehicle 3 -3 -2 -1 0 1 2 CDC45 MCM10 ORC1 GINS2 CDC6 CDC20 MCM4 CDCA5 MCM2 MYBL2 CDT1 FEN1 CHEK1 E2F1 PUMA ATM 150 0 50 100 % Vehicle (Mean ± SEM) ** IL-2 % Vehicle (Mean ± SEM) IL-2 Test Article (nM) 0.01 0.1 1 10 0 50 100 ATYR1940 iMod ATYR1923 Vehicle 0.3 1 3 ATYR1923 (nM) 0 50 100 Vehicle 0.3 1 3 ATYR1923 (nM) 0 50 100 Vehicle 0.3 1 3 ATYR1923 (nM) 0 50 100 % Vehicle (Mean ± SEM) % CD40L in CD4+ CD69 MFI in CD4+ CD69 MFI in CD8+ Log2 (FC vs Vehicle) IL2 KLF2 SAMD9L PARP12 SAMD9 UBASH3A SESN3 PIK3IP1 TNFSF13B RASGRP2 TRIM22 TRANK1 0 2 3 -1 1 ATYR1923 ATYR1940 CD69 MFI 0 50 150 100 Vehicle ATYR1940 CD8+ T cells CD69 MFI 0 50 150 100 Vehicle ATYR1940 200 CD4+ T cells 0 20 40 80 60 % CD40L + Vehicle ATYR1940 CD4+ T cells % CD62L + 40 80 60 100 Vehicle ATYR1940 CD4+ T cells n = 3 donors n = 9 donors CD25 CD69 CD40L CD62L Vehicle ATYR1940 Stimulated Resting 4 3 -4 TNFSF13B -3 -2 -1 0 1 2 Fold Change vs Vehicle LIF IL9 IL2 IL21 GZMB IL23R DPP4 ABTB1 CXCR4 UBASH3A PTGER2 DACT1 YPEL3 SESN3 MAL BTN3A1 PIK3IP1 SAMD9 TRIM22 SAMD9L XAF1 KLF2 Donor 1 Donor 1 Donor 1 Donor 2 Donor 2 Donor 2 Donor 1 Donor 1 Donor 2 Donor 2 Donor 2 XAF1 DDX60 SAMD9L EPSTI1 SAMD9 ISG20 TRIM22 TRANK1 PARP12 TNFSF13B IFI44L IFI44 IFI6 MX1 KLF2 PLAC8 CACNA1I RARRES3 GBP3 GZMK ARL4C RASGRP2 UBASH3A MEGF6 MAL BTN3A1 ABTB1 PBXIP1 CXCR4 SYNE2 PIK3IP1 SLC26A11 GVINP1 DACT1 PDE3B PTGER2 NLRP1 CAPS YPEL3 SESN3 TXK IL9 IL2 LIF ZBED2 IL21 UHRF1 TK1 MYOF AIM2 TIMM23 DTL MCM10 CDC45 MCM4 ZWINT ORC1 CDC6 GINS2 CDC20 CDC25A Vehicle ATYR1940 4 nM Counts Counts * Exhibit 99.1